UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 11, 2016

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Number)

105 Leader Heights Road	17405-2887
P.O. Box 2887	(Zip code)
York, Pennsylvania
(Address of principal executive offices)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events

As announced in the attached press release, on October 11, 2016, the Board of Directors of Codorus Valley Bancorp, Inc. declared a regular quarterly cash dividend of $0.13 per common share, payable on November 8, 2016, to shareholders of record at the close of business on October 25, 2016.

Also on October 11, 2016, a 5% common stock dividend was declared, payable on December 13, 2016, to shareholders of record at the close of business on October 25, 2016. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.       Description

99.1      Press release of Codorus Valley Bancorp, Inc., dated October 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: October 12, 2016	/s/ Larry J. Miller
Larry J. Miller
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)